UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Bioanalytical Systems, Inc.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 6, 2014

Dear BASi Shareholders:

You are invited to attend the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. (“BASi”) to be held Thursday, March 13, 2014 at 10:00 a.m. (ET) at BASi headquarters located at 2701 Kent Avenue, West Lafayette, Indiana, 47906 for the following purposes:

(1)	to elect two directors of BASi to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2017 and until their respective successors are duly elected and qualified; and
(2)	to consider and act on a proposal to ratify the appointment of McGladrey LLP as the Company’s independent registered public accountants for fiscal 2014.

Details can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

We hope you are able to attend the Annual Meeting personally and we look forward to meeting with you. Whether or not you currently plan to attend, please complete, date and return the proxy card in the enclosed envelope or you can vote via telephone or the Internet with the instructions provided on the proxy card. The vote of each shareholder is very important. You may revoke your proxy at any time before it is voted by giving written notice to the Corporate Secretary of BASi, by delivering a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

On behalf of the Board of Directors and management of BASi, I sincerely thank you for your continued support.

Sincerely,

Jacqueline M. Lemke

President and Chief Executive Officer and Vice President of Finance and Chief Financial Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE: March 13, 2014

TIME: 10:00 a.m. (ET)

PLACE: Bioanalytical Systems, Inc. Headquarters

2701 Kent Avenue

West Lafayette, IN 47906

MATTERS TO BE VOTED UPON:

1.	The election of two Class II directors of BASi to serve until the annual meeting of shareholders in 2017 and until their respective successors are elected and qualified.

2.	The ratification of the appointment of McGladrey LLP as the Company’s independent registered public accountants for fiscal 2014.

3.	Such other business as may properly be brought before the meeting

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THE PROXY STATEMENT AND FOR THE RATIFICATION OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2014.

Holders of BASi common shares of record at the close of business on January 27, 2014 are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

Jacqueline M. Lemke

President and Chief Executive Officer and Vice President of Finance and Chief Financial Officer

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, OR IF YOU PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A POSTAGE-PAID RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE. YOU MAY ALSO VOTE VIA TELEPHONE OR THE INTERNET WITH THE INSTRUCTIONS PROVIDED ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on March 13, 2014: This Notice of Annual Meeting and Proxy Statement and our Fiscal 2013 Annual Report on Form 10-K are available in the “Investors” section of our website at www.basinc.com.

BIOANALYTICAL SYSTEMS, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MARCH 13, 2014

GENERAL

This proxy statement is furnished by Bioanalytical Systems, Inc. (“BASi” or the “Company”) in connection with the solicitation by the Board of Directors of BASi of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (ET) on Thursday, March 13, 2014, and at any adjournment thereof. The meeting will be held at the principal executive offices of BASi, 2701 Kent Avenue, West Lafayette, Indiana 47906. This proxy statement and the accompanying form of proxy will be first mailed to shareholders on or about February 6, 2014.

A shareholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by delivering written notice to the Secretary of BASi, by filing a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The signing of a proxy does not preclude a shareholder from attending the Annual Meeting in person. All proxies returned prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions contained therein. Any proxy not specifying to the contrary will be voted FOR the election of the nominees for director named below, FOR the ratification of McGladrey LLP as the Company’s independent registered public accountants for fiscal 2014, and in accordance with the recommendation of the Board of Directors on any other matter that is properly brought before the meeting.

As of the close of business on January 27, 2014, the record date for the Annual Meeting, there were 7,940,388 common shares of BASi outstanding. Each outstanding common share owned as of January 27, 2014 is entitled to one vote. BASi has no other voting securities outstanding. Shareholders do not have cumulative voting rights.

A copy of the BASi Annual Report on Form 10-K, including audited financial statements and a description of operations for the fiscal year ended September 30, 2013, accompanies this proxy statement. The financial statements contained in the Annual Report on Form 10-K are not incorporated by reference in this proxy statement. Each shareholder will receive a proxy statement whether or not sharing an address with another shareholder. The solicitation of proxies is being made by BASi and all expenses in connection with the solicitation of proxies will be borne by BASi. BASi expects to solicit proxies primarily by mail, but directors, officers and other employees of BASi may also solicit proxies in person or by telephone. BASi will pay any costs so incurred, but the directors, officers and other employees involved in such solicitations will not receive any additional compensation for such actions.

HOW TO VOTE YOUR SHARES

We are pleased to offer you four options for voting your shares:

(1)	You can vote via the Internet with the instructions provided on the proxy card;

(2)	You can vote via telephone by following the instructions provided on the proxy card;

(3)	You can attend the Annual Meeting and cast your vote in person; or

(4)	You may complete, sign, date and return the proxy card by mail or hand delivery.

We encourage you to register your vote via the Internet. If you attend the meeting, you may also submit your vote in person and any votes that you previously submitted—whether via the Internet, by phone, by mail or by hand delivery—will be superseded by the vote that you cast at the meeting. Whether your proxy is submitted by the Internet, by phone, by mail or by hand delivery, if it is properly completed and submitted and if you do not revoke it prior to the meeting, your shares will be voted at the meeting in the manner set forth in the proxy. To vote at the meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a "legal proxy" to bring to the meeting.

COMMONLY ASKED QUESTIONS AND ANSWERS

Why am I receiving this proxy statement and proxy card?

This proxy statement describes the proposals on which you, as a shareholder of BASi, are being asked to vote. It also gives you information on the proposals to be voted on at the Annual Meeting, as well as other information so that you can make an informed decision. You are invited to attend the Annual Meeting to vote on the proposals, but you do not need to attend in person in order to vote. You may, instead, follow the instructions above to vote by mail using the enclosed proxy card or you may vote via the Internet or by telephone using instructions included on the proxy card. Even if you currently plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

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Who can vote at the Annual Meeting?

Shareholders who owned common stock on January 27, 2014, the record date for the Annual Meeting, may attend and vote at the Annual Meeting. Each common share is entitled to one vote. There were 7,940,388 common shares outstanding on January 27, 2014.

What am I voting on?

We are asking you to elect two Class II directors to the Board of Directors of the Company and to ratify the appointment of McGladrey LLP as the Company's independent registered public accountants for fiscal 2014.

What if I change my mind after I give my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	Sending a signed statement to the Company that the proxy is revoked (you may send such a statement to the Company’s Corporate Secretary at our corporate headquarters address listed on the Notice of Meeting);

•	Signing another proxy with a later date; or

•	Voting in person at the meeting.

Your proxy will not be revoked if you attend the meeting but do not vote.

How many shares must be present to hold the meeting?

To hold the meeting and conduct business, a majority of BASi’s outstanding voting shares as of January 27, 2014 must be present in person or represented by proxies at the meeting. On January 27, 2014, a total of 7,940,388 common shares were outstanding and entitled to vote. Shares representing a majority of these votes, or 3,970,194 shares, must be present at the Annual Meeting, in person or by proxy, to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

•	They are voted via the Internet;

•	They are voted via the telephone by following the instructions on the proxy card;

•	They are voted in person at the meeting; or

•	They are voted by a properly executed proxy card delivered to the Company via mail or by hand delivery.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name, they will not be voted unless you vote by the Internet, telephone, submitting your proxy card via mail or hand delivery, or voting in person at the meeting.

How will my shares be voted if they are held in “street name”?

If your shares are held in “street name,” you should have received voting instructions with these materials from your broker or other nominee. We urge you to instruct your broker or other nominee how to vote your shares by following those instructions.

If you do not give your broker or nominee instructions as to how to vote your shares, they may not be voted, except on routine matters for which the broker or nominee may exercise discretionary authority under applicable rules. These “broker non-votes” will be counted for purposes of determining whether a quorum is present, but will generally have no effect on the proposals, because they are not considered votes cast.

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How many votes must the nominees have to be elected as Class II directors?

The two Class II directors nominated for election will be elected by a plurality of the votes cast, meaning that the two persons receiving the highest number of “for” votes will be elected. We expect that the election to be held at the 2014 Annual Meeting will be an uncontested election.

Shares represented by your proxy will be voted by BASi’s management “for” the election of each nominee recommended by BASi’s Board of Directors unless you withhold authority for any nominee. Abstentions and broker non-votes are not counted for purposes of determining whether this proposal has been approved.

How many votes are required to approve the proposals to be voted on at the Annual Meeting other than the election of directors?

The proposal to ratify McGladrey LLP as our independent registered public accountants will be approved if the number of votes for approval of the proposal exceeds the number of votes against the proposal at the Annual Meeting. Abstentions and broker non-votes are not counted for purposes of determining whether this proposal has been approved.

Who will pay for this proxy solicitation?

We will bear the costs of soliciting proxies from our shareholders. These costs include preparing, assembling, printing, mailing and distributing the proxy statements, proxy cards and annual reports. We will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the beneficial owners of common shares.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1 - ELECTION OF DIRECTORS

Required Vote and Board of Directors’ Recommendation

Under the Company's Second Amended and Restated Bylaws, the number of directors of the Company is to be fixed by resolution of the Board of Directors. The Board of Directors has set the number of directors at seven. In accordance with Indiana law and the Company’s Second Amended and Restated Bylaws, the Company’s Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a staggered term of three years. Each year the term of office of one Class expires. The term of office of the Class II directors expires at the 2014 Annual Meeting.

Class II of the Board of Directors consists of two directors. The Board of Directors has nominated Richard A. Johnson and Merrill R. Osheroff, Ph.D., (the "Nominated Directors") to be elected by the holders of the Company’s common shares, to serve as Class II Directors of the Company for a term expiring at the 2017 annual meeting of shareholders and until their respective successors are elected and qualified.

The nomination of each of the Nominated Directors was approved by the Company’s Nominating Committee. If elected, the Nominated Directors have each consented to serve as directors of the Company.

The Board of Directors unanimously recommends that shareholders vote FOR the election of both of the Nominated Directors. Unless authority to vote for either Nominated Director is withheld, the accompanying proxy will be voted FOR the election of both of the Nominated Directors; however, the persons designated as proxies reserve the right to cast votes for another person designated by the Board of Directors in the event any Nominated Director becomes unable to serve or for good cause will not serve. Proxies will not be voted for more than two nominees. If a quorum is present, those nominees receiving a plurality of the votes cast will be elected to the Board of Directors.

Nominated Directors

The following table shows certain information about the Nominated Directors. The address for each of the Nominated Directors is 2701 Kent Avenue, West Lafayette, IN 47906.

Name	Age	Position	Served as Director Since

Richard A. Johnson, Ph.D.	68	Director	2012

Merrill R. Osheroff, Ph.D.	59	Director	2014

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Business Experience of the Nominated Directors

Richard A. Johnson, Ph.D. was elected as a director of the Company on May 9, 2012. Dr. Johnson is currently an executive scientific consultant. From 1990 to 2008, he served as Founder and President of AvTech Laboratories. Prior to founding AvTech Laboratories, he served in various positions with The Upjohn Company, including Senior Research Scientist, Manager of Product Control, Manager of Quality Assurance Product Support and Director of Strategic Planning. Dr. Johnson received his Bachelor of Science in Chemistry from the Illinois Institute of Technology and his Ph.D. in Chemical Physics from Michigan State University. Dr. Johnson brings to the Board of Directors knowledge and insight on scientific matters, stemming from his extensive experience in the pharmaceutical industry.

Merrill R. Osheroff, Ph.D. was elected as a director of the Company on January 25, 2014 to replace the vacant seat left by Dr. David Crabb. Dr. Osheroff is currently a scientific consultant for regulatory and drug development strategies as well as regulatory submissions and program monitoring and management. From 2006 to 2007, he served as Senior Program Director at Battelle Memorial Institute. Prior to that, he served as Executive Director and Site Head of Worldwide Safety Sciences for Pfizer Corporation in Kalamazoo, Michigan. Dr. Osheroff received his Bachelor of Science in Animal Sciences from the University of Maryland and his Ph.D. in Experimental Pathology and Laboratory Medicine/Toxicology from the University of Wisconsin. Dr. Osheroff brings to the Board intimate knowledge of contract research organizations from his extensive experience with nonclinical contract research organizations.

Remaining Members of the Board

The following table sets forth certain information regarding each of the remaining directors. The address for each of the remaining directors is 2701 Kent Avenue, West Lafayette, Indiana 47906:

Name	Age	Position	Director Since

Class III Director serving until the 2015 Annual Meeting of Shareholders:
John B. Landis, Ph.D.	59	Chairman, Director	2009
David L. Omachinski	60	Director	2009
Jacqueline M. Lemke	51	Director, President, Chief Executive Officer, VP Finance and Chief Financial Officer	2013

Class I Director serving until the 2016 Annual Meeting of Shareholders:
Larry S. Boulet	67	Director	2007
A Charlene Sullivan, Ph.D.	64	Director	2010

Business Experience of Remaining Members of the Board

John B. Landis, Ph.D. joined the BASi Board of Directors in November 2009 and was elected Chairman of the Board on February 11, 2010. Dr. Landis previously served as Senior Vice President, Pharmaceutical Sciences of Schering-Plough Corporation, a pharmaceutical company, from September 2003 until his retirement in October 2008. In that role, Dr. Landis led the global pharmaceutical sciences function of pharmacy, analytical chemistry, process chemistry, biotechnology, quality assurance, clinical supplies and devices. Prior to that, Dr. Landis served as Senior Vice President, Preclinical Development at Pharmacia Corporation from 1997 until 2003 and led the global preclinical functions of toxicology, drug metabolism and pharmacokinetics, pharmaceutical sciences, analytical chemistry and laboratory animal care. Dr. Landis also served as Vice President, Central Nervous System (CNS) Psychiatry, Critical Care and Inflammation Development for Pharmacia & Upjohn from 1995 through 1997. Prior to that, Dr. Landis was employed by The Upjohn Company, where he held positions of increasing responsibility in the areas of analytical research, quality assurance and quality control. He is a current member of Purdue University’s Chemistry Leadership Council and Dean’s Leadership Council for the School of Science and serves on the Advisory Board of South West Michigan Life Science Venture Capital and NanoMed Scientific and on the board of directors of Metabolic Solutions Development Company. Over his career, Dr. Landis served on several other boards of directors, academic advisory panels and professional boards. Dr. Landis earned Ph.D. and M.S. degrees in Analytical Chemistry from Purdue University and a B.S. degree in Chemistry from Kent State University. Dr. Landis provides our Board of Directors with leadership, insight and perspective on scientific and management matters, stemming from his extensive experience in the pharmaceutical industry.

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David L. Omachinski joined the BASi Board of Directors in October 2009. Mr. Omachinski is currently an independent executive management consultant. He was President and Chief Executive Officer (from October 2005 to August 2006) of Magnum Products, LLC (since sold to Generac Holdings Inc.), a company which supplied light towers, mobile generators and other construction equipment for a variety of industries. Prior thereto, he was President and Chief Operating Officer (since February 2004), Executive Vice President, Chief Operating & Financial Officer, and Treasurer (since 2002) and Vice President-Finance, Chief Financial Officer & Treasurer (since 1993) of Oshkosh B’ Gosh, Inc. Mr. Omachinski also serves on the board Of Anchor BanCorp, Wisconsin, Inc. (since 2002) and its wholly owned subsidiary Anchor Bank, fsb (since 1999). Mr. Omachinski received his Bachelor of Business Administration from the University of Wisconsin – Oshkosh and is a certified public accountant. Mr. Omachinski is the Chairman of the Board of Directors of Anchor Bancorp and the Bank and Chair of the Audit Committee of Anchor BanCorp. Anchor BanCorp and the Bank consented to the issuance of Orders to Cease and Desist (together, the “Orders”) on June 26, 2009, and the Bank received a Prompt Corrective Action Directive on August 31, 2010 from federal bank examiners. These enforcement actions remain in place and require, among other things that the Bank comply with heightened capital requirements and a capital restoration plan, prepare and comply with a revised business plan that includes strategies for capital enhancement and an emphasis on reducing classified assets, the Bank and Anchor BanCorp to generally be prohibited form declaring or paying dividends or making and other capital distributions without receiving regulator prior written approval and restrictions on the Bank’s ability to accept, renew, or roll over any brokered deposit or act as a deposit broker. The Orders further require, among other things that Anchor BanCorp and the Bank notify, and in some cases receive permission from, its regulators prior to making certain payments, incurring indebtedness, entering into certain contractual arrangements or changing its management or directors. Mr. Omachinski provides the Board of Directors insight and experience in financial management.

Larry S. Boulet has served as a director of the Company since May 2007. Mr. Boulet was a Senior Audit Partner with PricewaterhouseCoopers (PwC) and a National Financial Services Industry Specialist, retiring in July 2002. For the last five years of his career with PwC, Mr. Boulet served as Partner-in-charge of the Indianapolis office’s Private Client Group. Prior to serving on our Board, he served on the Board of Directors of Century Realty Trust, an Indiana based, real estate investment trust. He also served as Audit Committee Chairman until the Trust’s sale and liquidation in 2007. Currently, Mr. Boulet also serves on the Indiana State University Foundation Board of Directors, where he is a former Chairman of the Board. He holds a B.S. degree in Accounting from Indiana State University. Mr. Boulet provides our Board of Directors with insight and perspective on accounting and financial matters, stemming from his extensive experience as an audit partner.

A. Charlene Sullivan, Ph.D. has served as a director of the Company since January 2010. Dr. Sullivan is an Associate Professor of Management at the School of Management and the Krannert Graduate School of Management at Purdue University since 1984 and has been a faculty member at Purdue since 1978.  Throughout her career at Purdue, Dr. Sullivan has taught undergraduate and graduate classes on corporate finance, financial institutions and markets and financial and managerial accounting and has received numerous awards and honors from the university.  Since 2000, Dr. Sullivan also has served as the Management Faculty Advisor for the Technical Assistance Program at Purdue, which consults with small businesses in Indiana.  In addition, Dr. Sullivan has served as a financial analyst for the Indiana Gaming Commission since 1995 and as a risk management consultant for Edgar Dunn & Company (a strategy and consulting firm) since 1994.  Dr. Sullivan has served on the boards of directors of several private financial institutions and not-for-profit organizations, including the Federal Reserve Bank of Chicago from 1990 until 1996 and the Purdue Employees Federal Credit Union from 1997 until April 2009.  She currently serves on the board of directors of the Greater Lafayette Community Foundation and on the Asset-Liability Committee for the Purdue Employees Federal Credit Union.  Dr. Sullivan earned a B.S. degree in Home Economics from the University of Kentucky and a M.S. and Ph.D. in Management from Purdue University. A. Charlene Sullivan brings to the Board of Directors particular knowledge and experience in finance and risk management.

Jacqueline M. Lemke was elected as a director of the Company in February 2013. Ms. Lemke joined the Company as Vice President, Finance and Chief Financial Officer on April 9, 2012. She was named Interim President and Chief Executive Officer on July 5, 2012. On February 12, 2013, she was named President and Chief Executive Officer. Prior to joining the Company, Ms. Lemke, was Vice President of Finance and Global CFO of Remy, Inc., a billion dollar division of Remy International, from 2007 – 2010 where she built a global finance team and created a financial system to support rapid decision making and clear lines of management accountability. From 2004 - 2005, she served as Vice President of Finance and Global CFO Connected Home Solutions at Motorola, Inc., and, prior to that, was Global Strategic Planning Director of the multi-billion dollar revenue Invista division at the DuPont Company. Ms. Lemke’s experience includes managing cyclical, global businesses, negotiating and implementing mergers, acquisitions and joint ventures as well as building an infrastructure to execute a restructured refinancing. She began her career as a tax consultant at Deloitte & Touche and is a Certified Public Accountant (CPA). Ms. Lemke earned her bachelor’s degree in finance and accounting from Drexel University and her master’s degree in management from Northwestern University. Ms. Lemke provides our Board of Directors with insight and perspective on finance and risk management matters and provides insight and information regarding the Company’s operations.

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Board Independence

The Board of Directors has determined that Larry S. Boulet, David Omachinski, John B. Landis, Ph.D., Richard A. Johnson, Ph.D., A. Charlene Sullivan, Ph.D., David W. Crabb, M.D., and Merrill R. Osheroff, Ph.D. have no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such individuals meet the current independence requirements of the NASDAQ Marketplace Rules, as well as the independence requirements of the Securities and Exchange Commission (“SEC”).

Board Leadership Structure

The roles of Chairman and Chief Executive Officer are split into two positions. The Board of Directors believes that separating these roles aligns the Company with emerging trends in best practices for corporate governance of public companies and accountability to shareholders. The Board also believes that this provides a leadership model that clearly distinguishes the roles of the Board of Directors and management. The separation of the Chairman and Chief Executive Officer positions allows our Chief Executive Officer to direct her energy towards operational and strategic issues while the non-executive Chairman focuses on governance and shareholders. The Company believes that separating the Chairman and Chief Executive Officer positions enhances the independence of the Board of Directors, provides independent business counsel for our Chief Executive Officer, and facilitates improved communications between Company management and members of the Board of Directors.

Oversight of Risk Management

It is management’s responsibility to manage our enterprise risks on a day-to-day basis. The Board of Directors is responsible for risk oversight by focusing on our overall risk management strategy and the steps management is taking to manage our risk. While the Board of Directors as a whole maintains the ultimate oversight responsibility, the Board of Directors has delegated certain risk management oversight responsibilities to its various committees. The Audit Committee oversees management of market and operational risks that could have a financial impact, such as those relating to internal controls, liquidity or raw materials. The Compensation Committee is responsible for overseeing risks related to our compensation programs, including structuring and reviewing our executive compensation programs, considering whether such programs are in line with our strategic objectives and incentivizing appropriate risk-taking. The Nominating / Corporate Governance Committee manages the risks associated with governance issues, such as the independence of the Board of Directors and key executive succession.

In addition to the formal compliance program, the Board of Directors encourages management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its long-term planning process.

Committees and Meetings of the Board of Directors

The Board of Directors has established Compensation, Audit and Nominating/Corporate Governance Committees. Scheduled meetings are supplemented by frequent informal exchanges of information and actions taken by unanimous written consents without meetings.

No member of the Board of Directors attended fewer than 75% of the aggregate of the meetings of the Board of Directors and meetings of any committee of the Board of Directors of which he or she was a member. Two out of the seven members of the Board of Directors attended the 2013 Annual Meeting of shareholders. All of the members of the Board of Directors are encouraged, but not required, to attend BASi’s annual meetings. The following chart shows the number of meetings of each of the committees of the Board of Directors and meetings of the Board of Directors at which a quorum was present:

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Committee	Members	Meetings in fiscal 2013

Compensation	David W. Crabb, M.D. (Chair)*	1
	David L. Omachinski
	John B. Landis, Ph.D.
	Merrill R. Osheroff, Ph.D.**

Audit	Larry S. Boulet (Chair)	8
	David L. Omachinski
	A. Charlene Sullivan, Ph.D.

Nominating / Corporate Governance	A. Charlene Sullivan, Ph.D. (Chair)	1
	Larry S. Boulet
	David W. Crabb, M.D.*
	Richard A. Johnson, Ph.D.

Board of Directors		8

*David W. Crabb, M.D. resigned as a director and Chair of the Compensation Committee on January 6, 2014.

**Merrill R. Osheroff was elected as a director and member of the Compensation Committee on January 25, 2014.

The Compensation Committee makes recommendations to the Board of Directors with respect to:

•	compensation arrangements for the executive officers of BASi;
•	policies relating to salaries and job descriptions;
•	insurance programs;
•	benefit programs, including retirement plans; and
•	administration of the 2008 Stock Option Plan.

The Audit Committee is responsible for:

•	reviewing with the auditors the scope of the audit work performed;
•	establishing audit practices;
•	overseeing internal accounting controls;
•	reviewing financial reporting; and
•	accounting personnel staffing.

The Board of Directors has adopted a written charter for the Compensation Committee and for the Audit Committee, both of which can be found on our website at www.basinc.com. Audit Committee members are not employees of BASi and, in the opinion of the Board of Directors, are “independent” (as defined by applicable NASDAQ and SEC rules and regulations). The Board of Directors has determined that each of Larry S. Boulet and David L. Omachinski is an “audit committee financial expert” (as defined by Item 401(h) of Regulation S-K).

The Nominating/Corporate Governance Committee is responsible for receiving and reviewing recommendations for nominations to the Board of Directors and recommending individuals as nominees for election to the Board of Directors. Nominating Committee members are not employees of BASi and, in the opinion of the Board of Directors, are “independent” (as defined by applicable NASDAQ and SEC rules and regulations). The Board of Directors adopted a written charter for the Nominating Committee which can be found on our website at www.basinc.com.

The Nominating/Corporate Governance Committee will consider for nomination as directors persons recommended by shareholders. Such recommendations must be made to the Board of Directors or to an individual director in writing and delivered to Bioanalytical Systems, Inc., Attention: Corporate Secretary, 2701 Kent Avenue, West Lafayette, Indiana 47906 not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual shareholders meeting. Nominations must be received between November 13, 2014 and December 13, 2014 for consideration at the 2015 Annual Shareholders’ Meeting. Nominations must set forth, with respect to the person nominated, their name, age, business address and residence address, principal occupation or employment, class and number of shares of BASi which are owned beneficially or of record by the person, and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The shareholder making this proposal must state his, her or its name and record address, the class and number of shares of BASi which he, she or it owns beneficially or of record, a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Chair of the Nominating/Corporate Governance Committee or his or her designee shall have the authority to determine whether a nomination is properly made.

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There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the Nominating Committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, diversity, experience with business and other organizations comparable with BASi, the interplay of the candidate’s experience with that of other members of the Board of Directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and to any of the committees of the Board of Directors. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying director nominees, but the Nominating Committee does consider, among other things, a director nominee’s potential contribution to the diversity of background and experience of our Board of Directors, including with respect to age, gender, international background, race and specialized experience. The Nominating Committee will evaluate nominees for director submitted by shareholders in the same manner in which it evaluates other director nominees. No shareholder has properly nominated anyone for election as a director at the Annual Meeting.

Family Relationships

There are no family relationships among the directors and executive officers of BASi.

Certain Relationships and Transactions

The Board reviews transactions with related parties, but has no formal policies in place with respect to such review or the approval of such transactions. There were no transactions with related parties in fiscal 2013.

Communications with the Board of Directors

Any shareholder who desires to contact members of the Board of Directors, including non-management members as a group, may do so by writing to:

BASi Corporate Secretary

2701 Kent Avenue

West Lafayette, IN 47906

corporatesecretary@BASinc.com

The Corporate Secretary will collect all such communications and organize them by subject matter. Thereafter, each communication will be promptly forwarded to the appropriate board committee chairperson according to the subject matter of the communication. Communications addressed to the non-management members as a group will be forwarded to each non-management member of the board.

Communications with the Audit Committee

Any person who would like to contact the Company for the purpose of submitting a complaint regarding accounting, internal accounting controls, or auditing matters may do so via email, by writing to:

Chairman of the Audit Committee,

Larry S. Boulet

auditcommittee@BASinc.com

Upon receipt of a complaint, the Chairman of the Audit Committee will follow a review process and actions dictated in the Company’s Code of Business Conduct and Ethics to review and address the complaint. The Company’s Code of Business Conduct and Ethics applies to all of BASi’s directors, employees and officers. BASi’s Code of Business Conduct and Ethics is available on the Company’s website at www.basinc.com.

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Non-Employee Director Compensation and Benefits

BASi's compensation package for non-employee directors is generally comprised of cash (annual retainers and board and committee meeting fees) and stock option awards. The annual pay package is designed to attract and retain highly-qualified, independent professionals to represent BASi's shareholders and reflect BASi's position in the industry. With the 2008 Stock Option Plan, BASi intended to better align director and shareholder interests through the use of stock option awards to directors. Actual annual pay varies among directors based on Board committee memberships, committee chair responsibilities and meetings attended. BASi has not adopted guidelines with respect to non-employee director ownership of common shares. Directors, who are employees, if any, receive no additional compensation for their service on the Board.

Compensation for non-employee directors during the 2013 fiscal year consisted of the following:

Type of Compensation	Amount ($)
Annual retainer for Board membership	3,300
Annual retainer for director serving as Chair of the Audit Committee	2,000
Annual retainer for director serving as Chair of the Compensation Committee	1,000
Annual retainer for director serving as Chair of the Nominating Committee	500
Meeting fee for Board meeting, in person	1,000
Meeting fee for Board meeting, by phone	500
Committee meetings, non-Board meeting days, in person	500
Committee meetings, non-Board meeting days, by phone	250
Daily fee for consultation with management	1,000

For meetings of the standing Board committees held in conjunction with a meeting of the Board, no additional fees are paid.

Option Awards

In fiscal 2013, there were no common stock options or other equity awards granted to non-employee directors.

Business Expenses

The directors are reimbursed for their business expenses related to their attendance at BASi meetings, including room, meals and transportation to and from Board and committee meetings.   Directors are also encouraged to attend educational programs related to Board issues and corporate governance, which are reimbursed by the Company.

Non-Employee Directors' Compensation Table

The following table shows information regarding the compensation of BASi's non-employee directors for the 2013 fiscal year. Ms. Lemke did not receive any compensation for her service as a director.

(1)	Total options outstanding for each director at fiscal year-end 2013 are as follows: 10,000 outstanding options for each of Mr. Omachinski and Dr. Sullivan, respectively; 15,000 outstanding options for each of Mr. Boulet, Dr. Johnson and Dr. Landis.
(2)	Reimbursement for travel expenses associated with Board meetings.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall this information be incorporated by reference into any existing or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that BASi specifically incorporates it by reference into a filing.

The Audit Committee of the Board operates under a written charter, which is reviewed periodically and was most recently amended in May, 2008. The Audit Committee is comprised of three non-employee directors, each of whom in the opinion of the Board of Directors meets the current independence requirements and financial literacy standards of the NASDAQ Marketplace Rules, as well as the independence requirements of the SEC. In the opinion of the Board of Directors, Mr. Boulet and Mr. Omachinski each meet the criteria for an “audit committee financial expert” as set forth in applicable SEC rules.

BASi’s management is primarily responsible for the preparation, presentation and integrity of the Company’s financial statements. BASi’s independent registered public accounting firm, McGladrey LLP (‘independent auditors’), is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to the conformity of the financial statements with generally accepted accounting principles.

The function of the Audit Committee is to assist the Board of Directors in its oversight responsibilities relating to the integrity of BASi’s accounting policies, internal controls and financial reporting. The Audit Committee reviews BASi’s quarterly and annual financial statements prior to public earnings releases and submission to the SEC; reviews and evaluates the performance of our independent auditors; consults with the independent auditors regarding internal controls and the integrity of the Company’s financial statements; assesses the independence of the independent auditors: and is responsible for the selection of the independent auditors. In this context, the Audit Committee has met and held discussions with members of management and the independent auditors. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Management has also represented to the Audit Committee that the Company’s internal controls over financial reporting were effective as of the end of the Company’s most recently-completed fiscal year.

The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the quality and acceptability of the Company’s financial reporting process and internal controls. The Audit Committee has also discussed with the Company’s independent auditors the overall scope and plans for the annual audit and reviewed the results of the audit with management and the independent auditors.

In addition, the Audit Committee has discussed the independent auditors’ independence from the Company and its management, including the matters in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence. The Audit Committee has also considered whether the provision of any non-audit services (as discussed under “Fees of Independent Registered Public Accountants”) would impact the independence of the auditors.

The members of the Audit Committee are not engaged in the practice of auditing or accounting. In performing its functions, the Audit Committee necessarily relies on the work and assurances of the Company’s management and independent auditors.

In reliance on the reviews and discussions referred to in this report and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2013, be filed with the SEC.

AUDIT COMMITTEE

Larry S. Boulet (Chairman)

David L. Omachinski

Dr. A. Charlene Sullivan, Ph.D.

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PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed McGladrey LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2014. We are asking our shareholders to ratify McGladrey LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of McGladrey LLP to our shareholders for ratification as a matter of good corporate practice.

The proposal will be approved if more shares represented in person or by proxy and entitled to vote on this item at the Annual Meeting are voted for approval of the proposal than are voted against approval of the proposal.

The Board unanimously recommends that shareholders vote “FOR” ratification of the appointment of McGladrey LLP as the Company’s independent registered public accountants for fiscal 2014.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Selection of Independent Registered Public Accountants

On February 6, 2013, Crowe Horwath LLP (“Crowe”) notified Bioanalytical Systems, Inc. (the “Company”) of its intent to resign as the Company’s independent registered public accounting firm effective with the completion of its review of the Company’s first fiscal quarter of 2013, ended December 31, 2012. The decision to resign was made by Crowe and, accordingly, no action was taken by the Company’s Audit Committee or Board of Directors to recommend or approve this change in accountants.

The reports of Crowe on the consolidated financial statements of the Company for the Company’s last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles in any respect. Even though Management and the former accountant do not express a difference of opinion regarding the events, pursuant to section 229.304 (item 304) (a)(1)(v)(A), we are disclosing that Crowe did identify material weaknesses which were reported in our annual report on Form 10-K for the last two fiscal years for which Management had instituted corrective actions.

During the Company’s two most recent fiscal years and the subsequent interim period through December 31, 2012, there were no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure which disagreements, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference thereto in Crowe’s report on the Company’s financial statements for such periods. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company’s two most recent fiscal years and the subsequent interim period through December 31, 2012.

The Company’s Audit Committee engaged McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm for the audit of the consolidated financial statements for the fiscal year ended September 30, 2013 and Crowe Horwath LLP for the fiscal year ended September 30, 2012.

The Company engaged McGladrey as its principal independent registered public accountants effective as of February 8, 2013. At no time prior to February 8, 2013 had the Company consulted with McGladrey regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Representatives of McGladrey are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions concerning the audit of the Company’s financial statements.

Fees of Independent Registered Public Accountants

The approximate aggregate fees billed for the last two fiscal years for each of the following categories of services are set forth below:

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	2013	2012
Audit Fees – (1)
Aggregate fees for annual audit, quarterly reviews	$327,000	$260,000

Audit Related Fees -
Aggregate fees for assurance and related services	$—	$—

Tax Fees -
Income tax services related to compliance with tax laws	$—	$5,000

All Other Fees -
Services related to the Company’s registered public offering in Fiscal 2011	$—	$13,000

(1)	Total billings from McGladrey in fiscal 2013 totaled $215,000. Total billings from Crowe in fiscal 2013 totaled $112,000.

There were no fees for services other than the above paid to the Company’s independent registered public accountants.

BASi’s policies require that the scope and cost of all work to be performed for BASi by its independent registered public accountants must be approved by the Audit Committee. Prior to the commencement of any work by the independent registered public accountants on behalf of BASi, the independent registered public accountants provide an engagement letter describing the scope of the work to be performed and an estimate of the fees. The Audit Committee and the Chief Financial Officer must review and approve the engagement letter and the estimate before authorizing the engagement. All fees were reviewed and approved by the Audit Committee during fiscal 2013 and 2012. Where fees charged by the independent registered public accountants exceed the estimate, the Audit Committee must review and approve the excess fees prior to their payment.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee and Compensation Methodology

During the 2013 fiscal year, the Compensation Committee of the Board was responsible for administering the compensation and benefit programs for BASi's team members, including the executive officers. Historically, the Compensation Committee annually reviewed and evaluated cash compensation and stock option award recommendations along with the rationale for such recommendations, as well as summary information regarding the aggregate compensation, provided to BASi's executive officers. The Compensation Committee examined these recommendations in relation to BASi's overall objectives and made compensation recommendations to the Board for final approval. The Compensation Committee also historically sent to the Board for approval its recommendations on compensation for the President and Chief Executive Officer, who does not participate in the decisions of the Board as to her compensation package. The President and Chief Executive Officer was elected to the Board of Directors on February 7, 2013.

BASi has not hired a compensation consultant to review its compensation practices. BASi's executive compensation practices are affected by the highly competitive nature of the biotechnology industry and the location of BASi's executive offices in West Lafayette, Indiana. The fact that West Lafayette, Indiana is a small city in a predominantly rural area can present challenges to attracting executive talent from other industries and parts of the country. However, the favorable cost of living in this area and the small number of competitive employers in this market, enable the Company to pay generally lower salaries for comparable positions to others in its industry. The Company has also recruited a number of key employees from Purdue University, particularly for scientific and technical responsibilities.

The Compensation Committee, in collaboration with management, is in the process of reviewing the compensation structure of the Company in order to provide the proper incentives and necessary retention of key employees, including the named executive officers, to achieve financial success and an appropriate return to shareholders. These efforts will be ongoing in the current fiscal year.

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The Company intends to develop compensation packages for BASi's executive officers that meet each of the following three criteria: (1) market competitive - levels competitive with companies of similar size and performance to BASi; (2) performance-based "at risk" pay that is based on both short- and long-term goals; and (3) shareholder-aligned incentives that are structured to create alignment between the shareholders and executives with respect to short- and long-term objectives. Severance arrangements with executives as well as payments for resignations, retirements and terminations have traditionally been determined on a case-by-case basis.

On February 7, 2013, the Board of Directors approved an Annual Incentive Bonus Plan (“AIBP”) for all salaried and hourly employees of BASi, including BASi’s Named Executive Officers or “NEOs”. This AIBP has been established in order to align all participants with the annual goals and objectives of the Company and to create a direct link between compensation and the annual financial and operational performance of the Company. Under the terms of the AIBP, salaried and hourly employees, including the NEOs, will be eligible to receive performance-based incentive bonuses for the Company’s achievement of specific EBITDA levels for the fiscal year ended September 30, 2013, as well as the individual’s accomplishment of specific performance goals.

Compensation Risks

The Company has considered the components of the Company's compensation policies and practices. We believe that risks arising from our compensation policies and practices for our employees, including our executive officers, are not likely to have a material adverse effect on us. In addition, the committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risk.

The Company has reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking. It concluded that:

•	The combination of base salary and incentive compensation, including annual incentive compensation and long-term incentive compensation, reduces the significance of any one particular compensation element.

•	Our customary four year equity vesting period encourages long-term perspectives among award recipients.

•	The Company's performance goals are appropriately set in order to avoid targets that, if not met, result in a large percentage loss of compensation;
•	The Compensation Committee oversees the design of BASi’s annual incentive and long-term incentive compensation plans.
•	Our system of internal control over financial reporting, among other things, reduce the likelihood of manipulation of our financial performance to enhance payments under incentive compensation plans.

Based on the foregoing, we have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on BASi.

Employment Agreements and Post-Termination Payments

BASi has Employment Agreements with Ms. Lemke, Ms. Payne and Mr. Devine.

Employment Agreement with Jacqueline M. Lemke

On April 9, 2012, BASi entered into an Employment Agreement with Jacqueline M. Lemke to serve as Chief Financial Officer and Vice President of Finance of BASi. Pursuant to the terms of the agreement between BASi and Ms. Lemke, the agreement has an initial term that ends on February 28, 2015, but this employment term can be extended for successive one year periods unless either BASi or Ms. Lemke gives the other party written notice at least 90 days before the end of the term. The Employment Agreement provides that (a) Ms. Lemke’s base salary will be $17,683.33 per month, and (b) she will receive an annual cash bonus equal to two percent (2%) of the consolidated earnings before interest expense, income tax expense, depreciation expense and amortization expense of the Company for the year ("EBITDA Bonus"). Ms. Lemke is also eligible for a standard relocation package during the first year of employment.

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The Agreement provides that Ms. Lemke could be entitled to severance benefits following the termination of her employment, as is further described below under the heading, “Change-in Control Agreements.” If she is terminated by BASi without "cause", or if Ms. Lemke terminates her employment for "good reason" she would be entitled to the following:

•	Ms. Lemke’s base salary, payable monthly for 12 months following termination;
•	all vacation accrued as of the date of termination;
•	all bonus amounts earned but not paid as of the date of termination; and
•	all salary earned but not paid through the date of termination.

On July 5, 2012, Ms. Lemke was elected as the interim President and Chief Executive Officer of BASi in addition to her position as Chief Financial Officer and Vice President of Finance. On October 15, 2012, BASi and Ms. Lemke agreed upon an addendum that is attached to and made a part of Ms. Lemke’s Employment Agreement. The addendum provides that, during any period Ms. Lemke serves as Interim President and Chief Executive Officer of BASi, she will receive (a) a cash bonus of $20,000 on the first regular pay date of the Company following each of October 15, 2012 and January 5, 2013; and (b) a cash bonus equal to two percent (2%) of the consolidated earnings before interest expense, income tax expense, depreciation expense, amortization expense and restructuring charges of BASi for that period ("EBITDAR Bonus"). In addition to reimbursement of business expenses in accordance with BASi’s standard reimbursement policies, Ms. Lemke will be entitled to a $1,400 monthly commuting allowance. BASi has also agreed to provide Ms. Lemke with term life insurance of two times her base salary.

On February 7, 2013, Ms. Lemke was elected as the President and Chief Executive Officer of the Company with continuing responsibility as Vice President - Finance and Chief Financial Officer. In connection with her election, the Company and Ms. Lemke entered into an Amended and Restated Employment Agreement (the "Employment Agreement"). The Employment Agreement provides that (a) Ms. Lemke’s base salary will be $24,183.33 per month, and (b) for fiscal year 2013 only, she will receive an annual cash bonus in an amount equal to the greater of (i) two percent (2%) of the consolidated earnings before interest expense, income tax expense, depreciation expense, amortization expense and restructuring charges of the Company for the year or (ii) the amount which Ms. Lemke becomes entitled to receive pursuant to the Annual Incentive Bonus Plan (AIBP), if any. For fiscal years subsequent to 2013, Ms. Lemke will receive an annual cash bonus based upon the Company Annual Incentive Bonus Plan, if any. Ms. Lemke will continue to receive a $1,400 monthly commuting allowance in addition to reimbursement of business expenses in accordance with the Company’s standard reimbursement policies.

Employment Agreement with Lori Payne

On March 15, 2012, BASi entered into an Employment Agreement with Lori Payne to serve as Vice President of Bioanalytical Services of BASi. Pursuant to the terms of the agreement between BASi and Ms. Payne, the agreement has an initial term that ends on February 28, 2015, but this employment term can be extended for successive one year periods unless either BASi or Ms. Payne gives the other party written notice at least 90 days before the end of the term.

The Employment Agreement provides that Ms. Payne’s base salary will be $13,333.33 per month. Ms. Payne received a one-time bonus of $10,000 following the successful completion of the transition project. This transition project consisted of the consolidation of our laboratory in McMinnville, Oregon into our headquarters facility in West Lafayette, Indiana. Ms. Payne is also eligible for any bonus plans adopted by the Company at the discretion of the Compensation Committee of the Board of Directors and for a standard relocation package during the first year of employment. In addition to reimbursement of business expenses in accordance with BASi’s standard reimbursement policies, Ms. Payne is entitled to reimbursement of reasonable living expenses in the Lafayette, Indiana area during the first year of employment, and reasonable travel expenses for travel to and from her residence in McMinnville, Oregon.

The Agreement provides that Ms. Payne could be entitled to severance benefits following the termination of her employment, as is further described below under the heading, “Change-in Control Agreements.” If she is terminated by BASi without "cause", or if Ms. Payne terminates her employment for "good reason" she would be entitled to the following:

•	Ms. Payne’s base salary, payable monthly for 12 months following termination;
•	all vacation accrued as of the date of termination;
•	all bonus amounts earned but not paid as of the date of termination; and
•	all salary earned but not paid through the date of termination.

On October 25, 2013, Dr. Payne notified the Company of her intent to resign as Vice-President of Bioanalytical Services of the Company effective as of November 15, 2013 in order to pursue other opportunities. In connection with Dr. Payne’s resignation, the Board of Directors approved a severance payment to Dr. Payne of $13,333.33 per month, her monthly salary, through the payroll period ending January 15, 2014. In addition, the Company will pay Dr. Payne for any accrued, but unused, vacation time. In exchange for these payments, Dr. Payne has agreed to release the Company from any and all possible claims. Dr. Payne will continue to be bound by the confidentiality and non-solicitation provisions of her employment agreement.

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Employment Agreement with John P. Devine

On October 1, 2011, BASi entered into an Employment Agreement with John P. Devine to serve as Vice President of Toxicology of BASi. Pursuant to the terms of the agreement between BASi and Mr. Devine, the agreement has an initial term that ends on December 30, 2014, but this employment term can be extended for successive one year periods unless either BASi or Mr. Devine gives the other party written notice at least 90 days before the end of the term.

The Employment Agreement provides that Mr. Devine’s base salary will be $12,083.34 per month. Mr. Devine is also eligible for any bonus plans adopted by the Company at the discretion of the Compensation Committee of the Board of Directors.

The Agreement provides that Mr. Devine could be entitled to severance benefits following the termination of his employment, as is further described below under the heading, “Change-in Control Agreements.” If he is terminated by BASi without "cause", or if Mr. Devine terminates his employment for "good reason" he would be entitled to the following:

•	Mr. Devine’s base salary, payable monthly for 12 months following termination;
•	all vacation accrued as of the date of termination;
•	all bonus amounts earned but not paid as of the date of termination; and
•	all salary earned but not paid through the date of termination.

Change-in-Control Agreements

Ms. Lemke’s, Dr. Payne’s and Mr. Devine’s Employment Agreements contain a change in control feature. Under these Employment Agreements, if Ms. Lemke, Dr. Payne or Mr. Devine is “involuntarily terminated” for any reason following a change in control, Mr. Devine would receive an amount equal to his monthly base salary for the 12 months prior to termination payable for at least 2 years and Ms. Lemke or Dr. Payne would receive an amount equal to her monthly base salary for the 12 months prior to termination payable for at least 1 year. Each would also be eligible for any special bonus program and be eligible to participate in Company sponsored benefits, savings and retirement plans, practices, policies and programs, with the employee contribution paid by the employee.

“Involuntarily terminated” is defined in the Employment Agreements as resulting from a “change in control” of the Company, and due to either (1) the elimination or diminution of the Employee’s position, authority, duties and responsibilities relative to the most significant of those held, exercised and assigned at any time during the six month period immediately preceding a “change in control”; or (2) a change in location requiring the Employee’s services to be performed at a location other than the location where the Employee was employed immediately preceding a “change in control,” other than any office which is the headquarters of the Company and is less than 35 miles from such location.

A "change in control" is defined in Ms. Lemke’s, Dr. Payne’s and Mr. Devine’s Employment Agreements as (1) approval by shareholders of the Company of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common shares immediately prior to the consolidation or merger have substantially the same proportionate ownership of voting common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (b) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (2) a change in the majority of members of the Board of Directors of the Company within a twenty-four (24) month period unless the election, or nomination for election by the Company shareholders, of each new director was approved by a vote of two-thirds (2/3) of the directors then still in office who were in office at the beginning of the twenty-four (24) month period; or (3) the Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination do not hold, directly or indirectly, more than fifty percent (50%) of the share of voting common stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the shares of voting common stock of the combined company, any shares received by affiliates (as defined in the rules of the SEC) of such other company in exchange for stock of such other company).

Executive Compensation Tables

Fiscal 2013 Summary Compensation Table

For fiscal 2013, our Named Executive Officers or “NEOs” were Jacqueline M. Lemke, Lori Payne, Ph.D., and John P. Devine, Jr. The following narrative, tables and footnotes describe the "total compensation" earned during the Company’s fiscal 2013 by our NEOs. The total compensation presented below does not reflect the actual compensation received by the Company’s NEOs or the target compensation of the Company’s NEOs during fiscal 2013. The individual components of the total compensation calculation reflected in the Summary Compensation Table are broken out below:

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Salary. Base salary earned during the Company’s 2013 and 2012 fiscal years. The terms of the Employment Agreements governed the base salary for each NEO.

Bonus. The amount presented as bonus for Ms. Lemke represents an accrued cash bonus of 2% of EBITDAR per her employment agreement. The amount presented as bonus for Ms. Payne is related to her efforts in successfully consolidating our McMinnville, Oregon laboratory into our company headquarters as part our restructuring activities in fiscal 2012. The amount presented as a bonus for Mr. Devine is related to the Company’s AIBP for fiscal 2013. No other bonuses were paid or accrued in fiscal 2013 or 2012 for any other NEO.

Option Awards. The awards disclosed under the heading "Option Awards" consist of the aggregate grant date fair value of the stock option awards granted in fiscal 2012 computed in accordance with FASB ASC Topic 718. The grant date fair value of the option awards may vary from the actual amount ultimately realized by the NEO based on a number of factors. The factors include BASi's actual operating performance, common share price fluctuations, differences from the valuation assumptions used, the limited liquidity in the trading of the Company’s shares and the timing of exercise or applicable vesting. Assumptions used in the calculation of the grant date fair value are included in Note 9 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

All Other Compensation. The amounts included under “All Other Compensation” are described in the footnotes to the table.

(1)	Represents the aggregate grant date fair value of the stock option awards granted in fiscal years 2013 and 2012 in accordance with FASB ASC Topic 718. There were three stock option grants to an NEO in fiscal 2013 and two grants to an NEO in fiscal 2012.
(2)	Ms. Lemke was hired on April 9, 2012, as Chief Financial Officer and Vice President of Finance. On July 5, 2012, Ms. Lemke was elected interim President and Chief Executive Officer. On February 7, 2013, Ms. Lemke was elected President and Chief Executive Officer.
(3)	EBITDAR bonus per employment agreement accrued in fiscal 2012, paid in fiscal 2013.
(4)	$40,000 bonus paid plus EBITDAR bonus per employment agreement accrued in fiscal 2013.
(5)	Grant date fair value of new grant on April 9, 2012 for 125,000 options on common shares, vesting evenly on March 31, 2013 and March 31, 2014.
(6)	Grant date fair values of new grants as follows: On October 15, 2012, 50,000 options on common shares were granted, fully vesting on February 4, 2013. On January 16, 2013, 500 options on common shares were granted, vesting evenly on January 16, 2014 and January 16, 2015. On February 7, 2013, 50,000 options on common shares were granted, with half vesting on December 20, 2013 and the other half vesting evenly on February 7, 2014, 2015 and 2016, respectively.
(7)	Includes $1,400 monthly car allowance and company paid life insurance premiums per addendum to the employment agreement signed October 15, 2012.
(8)	Bonus related to efforts in successfully consolidating our McMinnville, Oregon laboratory into our company headquarters as part our restructuring activities in fiscal 2012.

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(9)	Grant date fair value of new grant on April 9, 2012 for 20,000 options on common shares, vesting evenly beginning April 9, 2014 and each successive year through April 9, 2017.
(10)	Grant date fair value of new grant on January 16, 2013 for 500 options on common shares, vesting evenly on January 16, 2014 and January 16, 2015.
(11)	Reimbursement of reasonable living and travel expenses per employment agreement.
(12)	Reimbursement of reasonable living and travel expenses per employment agreement.
(13)	Bonus related to the AIBP for fiscal 2013.
(14)	Grant date fair value of new grant on January 16, 2013 for 500 options on common shares, vesting evenly on January 16, 2014 and January 16, 2015.

Outstanding Equity Awards at Fiscal Year-End Table

BASi has awarded stock options to members of its senior management and other BASi team members. The terms of these awards typically provide for vesting over a defined period of time. Option awards generally have a four-part vesting schedule in which the first of the four installments vests on the second anniversary of the grant date. Each subsequent one-fourth installment thereafter vests on the anniversary of the grant date for the next three years; however, the Compensation Committee and the Board have the ability to alter, and occasionally do alter, the vesting schedule to meet specific objectives. The options expire if not exercised within ten years from the date of grant. The following table shows the equity awards granted to BASi's NEOs that were outstanding as of the end of BASi's 2013 fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL 2013 YEAR-END
OPTION AWARDS

Number of Securities Underlying Unexercised Options
Name	(#) Exercisable	(#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Jacqueline M. Lemke	62,500 50,000 — —	62,500 — 500 50,000	(1) (2) (3)	1.38 1.32 1.40 1.70	April 8, 2022 October 14, 2022 January 16, 2023 February 6, 2023

Lori Payne	5,000 5,000 5,000 — —	— — 5,000 20,000 500	(4) (4) (4)	5.74 5.09 1.01 1.38 1.40	July 25, 2015 September 4, 2018 August 15, 2020 April 8, 2022 January 16, 2023

John P. Devine	4,000 5,000 5,000 —	— — 5,000 500	(5) (6)	5.00 5.09 1.01 1.40	December 30, 2014 September 4, 2018 August 15, 2020 January 16, 2023

(1)	Options on 62,500 shares vest on March 31, 2014.
(2)	Options on 250 shares vest on January 16, 2014 and 250 shares vest on January 16, 2015.
(3)	Options on 25,000 shares vested on December 20, 2013, 8,333 shares vest on February 7, 2014, 8,333 shares vest on February 7, 2015 and 8,334 shares vest on February 7, 2016.
(4)	Dr. Payne’s options were forfeited upon her resignation effective November 15, 2013.
(5)	Options on 2,500 shares vest on August 16, 2014 and 2,500 shares vest on August 16, 2015.
(6)	Options on 250 shares vest on January 16, 2014 and 250 shares vest on January 16, 2015.

Fiscal 2013 Option Exercises

There were no options exercised by NEOs in fiscal 2013.

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For additional information regarding BASi’s stock option plans, please see Note 9 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

PRINCIPAL SHAREHOLDERS

Common Stock

The following table shows, as of January 27, 2014, the number of common shares owned by our directors, executive officers named in the Summary Compensation Table above, our current directors and executive officers as a group, and beneficial owners known to us to hold more than 5% of our outstanding common shares. As of January 27, 2014, there were 7,940,388 common shares outstanding.

NAME	Shares Owned		%
Peter T. Kissinger (1)	1,275,767		16.1
Candice B. Kissinger(2)	1,275,767		16.1
Seth W. Hamot (3)	871,605		11.0
Jacqueline M. Lemke (4)	133,750	(5)	1.7
John B. Landis, Ph.D. (4)	35,000	(6)	0.4
Larry S. Boulet (4)	27,500	(7)	0.3
David L. Omachinski (4)	25,000	(8)	0.3
A. Charlene Sullivan, Ph.D. (4)	15,000	(9)	0.2
Richard A. Johnson, Ph.D. (4)	15,000	(10)	0.2
John P. Devine (4)	14,350	(11)	0.2
Merrill R. Osheroff, Ph.D.	—		*
Lori Payne (4)	—	(12)	*

10 Executive Officers and Directors as a group	290,600		3.7

* Less than 0.1%

(1)	Dr. Kissinger’s shares owned beneficially include 427,547 shares over which he has sole voting and dispositive power and 848,220 shares over which he shares voting and dispositive power with his spouse, including 1.354 shares indirectly held by Ms. Kissinger as custodian for the benefit of their children. The address for the Dr. Kissinger is 111 Lorene Place, West Lafayette, Indiana 47906. The information is based on a Form 13D/A filed with the Securities and Exchange Committee on January 29, 2010.
(2)	Ms. Kissinger’s shares owned beneficially include 252,310 shares over which she has sole voting and dispositive power, including 1,354 shares indirectly held by Ms. Kissinger as custodian for the benefit of their children, and 1.023,457 shares over which she shares voting and dispositive power with her spouse. The address for the Ms. Kissinger is 111 Lorene Place, West Lafayette, Indiana 47906. The information is based on a Form 13D/A filed with the Securities and Exchange Committee on January 29, 2010.
(3)	Shares owned beneficially include 500,000 shares issuable upon conversion of the Company’s Series A convertible preferred stock and 250,000 shares issuable upon exercise of warrants. The address for Mr. Hamot is 222 Berkeley Street, 17th floor, Boston, Massachusetts, 02116.
(4)	Addresses are in care of BASi at 2701 Kent Avenue, West Lafayette, Indiana 47906.
(5)	Shares owned include 112,750 exercisable stock options as of January 27, 2014.
(6)	Shares owned include 5,000 exercisable stock options as of January 27, 2014.
(7)	Shares owned include 12,500 exercisable stock options as of January 27, 2014.
(8)	Shares owned include 5,000 exercisable stock options as of January 27, 2014.
(9)	Shares owned include 5,000 exercisable stock options as of January 27, 2014.
(10)	Shares owned include 5,000 exercisable stock options as of January 27, 2014.
(11)	Shares owned include 14,250 exercisable stock options as of January 27, 2014.
(12)	Dr. Payne’s stock options were forfeited upon her resignation effective November 15, 2013.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of BASi’s Common Shares and any other person subject to section 16(a) with respect to BASi to file with the Securities and Exchange Commission reports showing ownership of and changes in ownership of BASi’s Common Shares and other equity securities. On the basis of information available to us, we believe that all filing requirements were met for fiscal 2013.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Shareholder proposals to be considered for presentation and inclusion in the proxy statement for the 2015 Annual Meeting of Shareholders must be submitted in writing and received by BASi on or before December 10, 2014. If notice of any other shareholder proposal intended to be presented at the 2015 Annual Meeting of Shareholders is not received by BASi on or before December 10, 2014, the proxy solicited by the Board of Directors of BASi for use in connection with that meeting may confer authority on the proxies to vote in their discretion on such proposal, without any discussion in the BASi proxy statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion. The mailing address of the principal offices of BASi is 2701 Kent Avenue, West Lafayette, Indiana 47906.

In addition, any shareholder proposal must be in proper written form. To be in proper written form, a shareholder's proposal must set forth as to each matter such shareholder proposes to bring before the 2015 Annual Meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such shareholder, (c) the number of common shares of BASi which are owned beneficially or of record by such shareholder, (d) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors of BASi has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (a) any matters not within the knowledge of the Board of Directors as of the date of this proxy statement should properly come before the meeting; (b) a person not named herein is nominated at the meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the meeting; or (d) any matters should arise incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendations of the Board of Directors of BASi.

By Order of the Board of Directors,

Jacqueline M. Lemke

President and Chief Executive Officer and Vice President of Finance and Chief Financial Officer

February 6, 2014

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BASi

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on March 13, 2014.

Vote by Internet

- Go to **www.envisionreports.com/BASI**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposal 2.

1. Election of Directors:	For	Withhold
01 - Richard A. Johnson, Ph.D.	☐	☐
02 - Merrill R. Osheroff, Ph.D.	☐	☐

	For	Against	Abstain
2. Proposal to ratify McGladrey LLP as the Company's independent registered public accountants for fiscal 2014.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

01RH3B

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

BASi

Proxy - Bioanalytical Systems Inc.

Notice of 2014 Annual Meeting of Shareholders
Principal Executive Offices of BASi
2701 Kent Avenue, West Lafayette, IN 47906
Proxy Solicited by Board of Directors for Annual Meeting - March 13, 2014 at 10:00 a.m.

Jill Blumhoff and Jill Lynn, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. to be held on March 13, 2014 at 10:00 a.m. or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees in Proposal 1 and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

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